                                                                    EXHIBIT 10.3

                     EXECUTIVE SALARY CONTINUATION AGREEMENT


         THIS AGREEMENT, made and entered into this 20th day of December, 2007, by and between Central Co-Operative Bank, a bank organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Bank"), and John D. Doherty, an Executive of the Bank (hereinafter referred to as the "Executive"), a member of a select group of management and highly compensated employees of the Bank.

         WHEREAS, the Executive has been and continues to be a valued Executive of the Bank; and

         WHEREAS, the purpose of this Agreement is to further the growth and development of the Bank by providing the Executive with supplemental retirement income, and thereby encourage the Executive's productive efforts on behalf of the Bank and the Bank's shareholders, and to align the interests of the Executive and those shareholders; and

         WHEREAS, it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive at retirement or the Executive's Beneficiary in the event of the Executive's death pursuant to this Agreement; and

         ACCORDINGLY, it is intended that the Agreement be "unfunded" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and not be construed to provide income to the participant or beneficiary under the Internal Revenue Code of 1986, as amended (the "Code"), particularly Section 409A of the Code and guidance or regulations issued thereunder, prior to actual receipt of benefits; and

         NOW THEREFORE, it is agreed as follows:

I.       EFFECTIVE DATE

         The Effective Date of this Agreement shall be December 20, 2007.

II.      FRINGE BENEFITS

         The salary continuation benefits provided by this Agreement are granted by the Bank as a fringe benefit to the Executive and are not part of any salary reduction plan or an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits except as set forth hereinafter.

III.     DEFINITIONS

         A.       Beneficiary:
                  -----------

                  The Executive shall have the right to name a Beneficiary of the Death Benefit. The Executive shall have the right to name such Beneficiary at any time prior to the Executive's death and submit it to the Plan Administrator (or Plan Administrator's representative) on the form provided. Once received and acknowledged by the Plan Administrator, the form shall be effective. The Executive may change a Beneficiary designation at any time by submitting a new form to the Plan Administrator. Any such change shall follow the same rules as for the original Beneficiary designation and shall automatically supersede the existing Beneficiary form on file with the Plan Administrator.

                  If the Executive dies without a valid Beneficiary designation on file with the Plan Administrator, death benefits shall be paid to the Executive's estate.

                  If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct distribution of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any distribution of a benefit shall be a distribution for the account of the Executive and the Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such distribution amount.

         B.       Change in Control:
                  -----------------

                  "Change in Control" shall mean a change in ownership or control of the Bank as defined in Treasury Regulation Section 1.409A-3(i)(5) or any subsequently applicable Treasury Regulation.

         C.       Disability or Disabled:
                  ----------------------

                  "Disability or Disabled" shall mean the Executive: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Bank. Medical determination of Disability may be made by either the Social Security Administration or by the provider of an accident or health plan covering executives of the Bank, provided that the definition of Disability applied under such Disability insurance programs complies with the requirements of Section 409A. Upon the request of the Plan Administrator, the Executive must submit proof to the Plan Administrator of the Social Security Administration's or provider's determination.

         D.       Discharge For Cause:
                  -------------------

                  The term "For Cause" shall mean any of the following that result in an adverse effect on the Bank: (i) the commission of a felony or gross misdemeanor involving fraud or dishonesty;
                  (ii) the willful violation of any banking law, rule, or banking regulation (other than a traffic violation or similar offense); (iii) an intentional failure to perform stated duties; or (iv) a breach of fiduciary duty involving personal profit. If a dispute arises as to discharge "For Cause," such dispute shall be resolved by arbitration as set forth in this Agreement.

         E.       Normal Retirement Age:
                  ---------------------

                  "Normal Retirement Age" shall mean the date on which the Executive attains age sixty-five (65).

         F.       Plan Year:
                  ---------

                  Any reference to "Plan Year" shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term "Plan Year" shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

         G.       Restriction on Timing of Distribution:
                  -------------------------------------

                  Notwithstanding any provision of this Agreement to the contrary, distributions hereunder may not commence earlier than six (6) months after the date of a Separation from Service, as that term is used under Section 409A if, pursuant to Internal Revenue Code Section 409A, the Executive is considered a "specified employee" of the Bank under Internal Revenue Code Section 416(i), if any stock of the Bank is publicly traded on an established securities market or otherwise. In the event a distribution is delayed pursuant to this paragraph, the originally scheduled payment shall be delayed for six (6) months, and shall commence instead on the first day of the seventh month following Separation from Service.

                  If payments are scheduled to be made in installments, the first six (6) months of installment payments shall be delayed, aggregated, and paid instead on the first day of the seventh month, after which all installment payments shall be made on their regular schedule. If payment is scheduled to be made in a lump sum, the lump sum payment shall be delayed for six (6) months and instead be made on the first day of the seventh month.

         H.       Retirement Date:
                  ---------------

                  "Retirement Date" shall mean the later of the Executive's sixty-fifth (65th) birthday or Separation from Service.

         I.       Separation from Service:
                  -----------------------

                  "Separation from Service" shall mean the Executive has experienced a termination of employment with the Bank. For purposes of this Agreement, whether a termination of employment or service has occurred is determined based on whether the facts and circumstances indicate that the Bank and Executive reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the Executive would perform after such date (whether as an Executive or as an independent contractor) would permanently decrease to no more than twenty percent (20%) of the average level of bona fide services performed (whether as an Executive or an independent contractor) over the immediately preceding thirty-six (36) month period (or the full period of services to the Bank if the Executive has been providing services to the Bank less than 36 months). Facts and circumstances to be considered in making this determination include, but are not limited to, whether the Executive continues to be treated as an Executive for other purposes (such as continuation of salary and participation in Executive benefit programs), whether similarly situated service providers have been treated consistently, and whether the Executive is permitted, and realistically available, to perform services for other service recipients in the same line of business. The Executive will be presumed not to have separated from service where the level of bona fide services performed continues at a level that is fifty percent (50%) or more of the average level of service performed by the Executive during the immediately preceding thirty-six (36) month period.

        IV.      RETIREMENT BENEFIT
                 ------------------

                  Upon attainment of the Retirement Date, the Bank shall pay the Executive an annual benefit equal to fifty percent (50%) of the average high three (3) years of the Executive's base salary, offset by: (i) the amount available to the Executive from the Bank's pension plan assuming lifetime with fifteen
                  (15) years certain;

                  (ii) the Bank's contribution to the Executive's 401(k) plan annuitized assuming the Executive would be paid for fifteen
                  (15) years certain using a rate of return equal to the average one-year Federal funds rate for the twelve (12) months immediately preceding the Executive's retirement. It shall further be assumed that the executive has contributed the maximum voluntary contribution to the 401(k) plan thereby being eligible for maximum Bank contribution and assume six percent (6%) interest on Bank contribution. And, (iii) fifty percent (50%) of the Executive's age sixty-five (65) Social Security benefit. The benefit shall increase by a three percent (3%) annual cost of living increase. Said benefit shall be paid in monthly installments (1/12th of the annual benefit) until the death of the Executive. Said payment shall be made the first day of the month following Separation from Service.

        V.       DEATH BENEFIT

                 A.     Pre-Retirement Death Benefit:
                        ----------------------------

                        In the event the Executive should die at any time after the Effective Date of this Agreement, the Bank will pay an amount equal to the Executive's Accrued Liability Retirement Account, as of the date of death, in one (1) lump sum to the Executive's Beneficiary(ies). Said payment due hereunder shall be made within sixty (60) days of the Executive's death.

                 B.     Post-Retirement Death Benefit:
                        -----------------------------

                        Should the Executive die before the one hundred eighty
                        (180) monthly installments have been paid in Paragraph IV, the Bank shall continue payments of said installments to the Executive's Beneficiary(ies) until one hundred eighty (180) installments have been paid. Said payment due hereunder shall be made within sixty
                        (60) days of the Executive's death.

        VI.      BENEFIT ACCOUNTING/
                 ACCRUED LIABILITY RETIREMENT ACCOUNT

                 The Bank shall account for this benefit using the regulatory accounting principles of the Bank's primary federal regulator. The Bank shall establish an Accrued Liability Retirement Account for the Executive on the books of the Bank into which appropriate reserves shall be accrued.

        VII.     VESTING

                 The Executive shall be one hundred percent (100%) vested in the Accrued Liability Retirement Account as of the Effective Date of this Agreement.

        VIII.    TERMINATION PRIOR TO NORMAL RETIREMENT AGE

                 Subject to Paragraph IX, in the event that the employment of the Executive shall terminate prior to the Normal Retirement Age, by the Executive's voluntary action, or by the Executive's discharge by the Bank without cause, the Bank shall pay to the Executive an amount equal to the balance of the Executive's Accrued Liability Retirement Account on the date of Separation from Service. Such balance shall be paid in one (1) lump sum within sixty (60) days following Separation from Service.

        IX.      DISCHARGE FOR CAUSE

                 Notwithstanding anything to the contrary, in the event the Executive shall be Discharged For Cause at any time, this Agreement shall terminate and all benefits provided herein shall be forfeited.

        X.       DISABILITY OR DISABLED

                 In the event that there is a finding of any qualified period of Disability for the Executive, the Bank will deposit into the Contingent Disability Trust (hereafter "Trust") for the Executive, an amount equal to the balance of the Accrued Liability Retirement Account at the time of such Disability, established on the Executive's behalf pursuant to this Agreement. No other benefits will be owed to the Executive under this Agreement during the period of Disability.

                 The Trust shall be an unfunded Trust until such time that the Executive is deemed Disabled.

                 If the Executive is Disabled on the date the Executive reaches Normal Retirement Age, this Agreement shall automatically terminate and the Executive shall not be entitled to any further benefits under this Agreement.

                 If the period of Disability ends prior to Normal Retirement Age and the Executive returns to active employment with the Bank, Massachusetts Mutual will cease paying the disability benefit to the Trust and the Bank will pay the Executive a reduced retirement benefit amount. The retirement benefit determined in accordance with Paragraph IV shall be reduced by the thirteen
                 (13) year annual annuity that would be payable from the Trust assuming the trust assets earned on a net of four percent (4%) annually starting from the date of the existence of said Trust. Payment shall be made in the same time and form as stated in Paragraph IV.

        XI.      CHANGE IN CONTROL

                 Upon a Change in Control, the Executive shall receive one hundred percent (100%) of the Accrued Liability Retirement Account. Such balance shall be paid in a lump sum within sixty
                 (60) days of a Change in Control. Upon a Change in Control subsequent to the Retirement Date, the Executive shall continue to receive the Retirement Benefit as stated in Paragraph IV in the same time and form as stated in such Paragraph IV.

        XII.     RESTRICTIONS ON FUNDING

                 The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, their Beneficiary, or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

                 The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, Disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Executive be deemed to have any lien, right, title or interest in any specific funding investment or assets of the Bank.

                 If the Bank elects to invest in a life insurance, Disability or annuity policy on the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

        XIII.    MISCELLANEOUS

                 A.     Alienability and Assignment Prohibition:
                        ---------------------------------------

                        Neither the Executive nor any Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive's Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                 B.     Amendment or Revocation:
                        -----------------------

                        During the lifetime of the Executive, this Agreement may be amended or revoked at any time or times, in whole or in part only, by the mutual written consent of the Executive and the Bank. Any such amendment shall not be effective to decrease or restrict the Executive's accrued benefit under this Agreement, determined as of the date of amendment, unless agreed to in writing by the Executive, and provided further, no amendment shall be made, or if made, shall be effective, if such amendment would cause the Agreement to violate Internal Revenue Code Section 409A.

                 C.     Applicable Law:
                        --------------

                        The validity and interpretation of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

                 D.     Binding Obligation of the Bank and any Successor in
                        ---------------------------------------------------
                        Interest:
                        --------

                        The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, assignees, beneficiaries, heirs and personal representatives.

                 E.     Gender:
                        ------

                        Whenever in this Agreement words are used in the masculine or neutral gender, they shall be read and construed as in the masculine, feminine or neutral gender, whenever they should so apply.

                 F.     Headings:
                        --------

                        Headings and subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

                 G.     Not a Contract of Employment:
                        ----------------------------

                        This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive, or restrict the right of the Executive to terminate employment.

                 H.     Opportunity to Consult with Independent Advisors:
                        ------------------------------------------------

                        The Executive acknowledges that he has been afforded the opportunity to consult with independent advisors of his choosing including, without limitation, accountants or tax advisors and legal counsel regarding both the benefits granted to him under the terms of this Agreement and the: (i) terms and conditions which may affect the Executive's right to these benefits; and (ii) personal tax effects of such benefits including, without limitation, the effects of any federal or state taxes,
                        Section 280G of the Code, Section 409A of the Code and guidance or regulations thereunder, and any other taxes, costs, expenses or liabilities whatsoever related to such benefits, which in any of the foregoing instances the Executive acknowledges and agrees shall be the sole responsibility of the Executive notwithstanding any other term or provision of this Agreement. The

                        Executive further acknowledges and agrees that the Bank shall have no liability whatsoever related to any such personal tax effects or other personal costs, expenses, or liabilities applicable to the Executive and further specifically waives any right for himself or herself, and his or her heirs, beneficiaries, legal representative, agents, successor and assign to claim or assert liability on the part of the Bank related to the matters described above in this paragraph. The Executive further acknowledges that he has read, understands and consents to all of the terms and conditions of this Agreement, and that he enters into this Agreement with a full understanding of its terms and conditions.

                 I.     Partial Invalidity:
                        ------------------

                        If any term, provision, covenant, or condition of this Agreement is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Agreement shall remain in full force and effect notwithstanding such partial invalidity.

                 J.     Permissible Acceleration Provision:
                        ----------------------------------

                        Under Treasury Regulation Section 1.409A-3(j)(4), a payment of deferred compensation may not be accelerated except as provided in regulations by the Internal Revenue Code. This Agreement allows all permissible payment accelerations under 1.409A-3(j)(4) that include but are not limited to payments necessary to comply with a domestic relations order, payments necessary to comply with certain conflict of interest rules, payments intended to pay employment taxes, and other permissible payments are allowed as permitted by statute or regulation.

                 K.     Subsequent Changes to Time and Form of Payment:
                        ----------------------------------------------

                        The Bank may permit subsequent changes to the time and form of payment. Any such change shall be considered made only when it becomes irrevocable under the terms of the Agreement. Any subsequent time and form of payment changes will be considered irrevocable not later than thirty (30) days following acceptance of the change by the Plan Administrator, subject to the following rules:

                        a. the subsequent change may not take effect until at
                           least twelve (12) months after the date on which the change is made;

                        b. the payment (except in the case of death, disability,
                           or unforeseeable emergency) upon which the change is made is deferred for a period of not less than five
                           (5) years from the date such payment would otherwise have been paid; and

                        c. in the case of a payment made at a specified time,
                           the change must be made not less than twelve (12) months before the date the payment is scheduled to be paid.

                 L.     Tax Withholding:
                        ---------------

                        The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement. The Executive acknowledges that the Bank's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies).

        XIV.     ADMINISTRATIVE AND CLAIMS PROVISIONS

                 A.     Plan Administrator:
                        ------------------

                        The "Plan Administrator" of this Agreement shall be Central Co-Operative Bank. As Plan Administrator, the Bank shall be responsible for the management, control and administration of the Agreement. The Plan Administrator may delegate to others certain aspects of the management and operation responsibilities of the Agreement including the employment of advisors and the delegation of ministerial duties to qualified individuals.

                 B.     Claims Procedure:
                        ----------------

                        a. Filing a Claim for Benefits:
                           ---------------------------

                           Any insured, Beneficiary, or other individual, ("Claimant") entitled to benefits under this Agreement will file a claim request with the Plan Administrator. The Plan Administrator will, upon written request of a Claimant, make available copies of all forms and instructions necessary to file a claim for benefits or advise the Claimant where such forms and instructions may be obtained. If the claim relates to disability benefits, then the Plan Administrator shall designate a sub-committee to conduct the initial review of the claim (and applicable references below to the Plan Administrator shall mean such sub-committee).

                        b. Denial of Claim:
                           ---------------

                           A claim for benefits under this Agreement will be denied if the Bank determines that the Claimant is not entitled to receive benefits under the Agreement. Notice of a denial shall be furnished the Claimant within a reasonable period of time after receipt of the claim for benefits by the Plan Administrator. This time period shall not exceed more than ninety (90) days after the receipt of the properly submitted claim. In the event that the claim for benefits pertains to disability, the Plan Administrator shall provide written notice within forty-five (45) days. However, if the Plan Administrator determines, in its discretion, that an extension of time for processing the claim is required, such extension shall not exceed an additional ninety (90) days. In the case of a claim for disability benefits, the forty-five (45) day review period may be extended for up to thirty (30) days if necessary due to circumstances beyond the Plan Administrator's control, and for an additional thirty (30) days, if necessary. Any extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the determination on review.

                        c. Content of Notice:
                           -----------------

                           The Plan Administrator shall provide written notice to every Claimant who is denied a claim for benefits which notice shall set forth the following:

                           (i.)     The specific reason or reasons for the
                                    denial;

                           (ii.) Specific reference to pertinent Agreement provisions on which the denial is based;

                           (iii.) A description of any additional material or information necessary for the Claimant to perfect the claim, and any explanation of why such material or information is necessary; and

                           (iv.) Any other information required by applicable regulations, including with respect to disability benefits.

                        d. Review Procedure:
                           ----------------

                           The purpose of the Review Procedure is to provide a method by which a Claimant may have a reasonable opportunity to appeal a denial of a claim to the Plan Administrator for a full and fair review. The Claimant, or his duly authorized representative, may:

                           (i.) Request a review upon written application to the Plan Administrator. Application for review must be made within sixty (60) days of receipt of written notice of denial of claim. If the denial of claim pertains to disability, application for review must be made within one hundred eighty (180) days of receipt of written notice of the denial of claim;

                           (ii.) Review and copy (free of charge) pertinent Agreement documents, records and other information relevant to the Claimant's claim for benefits;

                           (iii.) Submit issues and concerns in writing, as well as documents, records, and other information relating to the claim.

                        e. Decision on Review:
                           ------------------

                           A decision on review of a denied claim shall be made in the following manner:

                           (i.) The Plan Administrator may, in its sole discretion, hold a hearing on the denied claim. If the Claimant's initial claim is for disability benefits, any review of a denied claim shall be made by members of the Plan Administrator other than the original decision maker(s) and such person(s) shall not be a subordinate of the original decision maker(s). The decision on review shall be made promptly, but generally not later than sixty (60) days after receipt of the application for review. In the event that the denied claim pertains to disability, such decision shall not be made later than forty-five (45) days after receipt of the application for review. If the Plan Administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall the extension exceed a period of sixty (60) days from the end of the initial period. In the event the denied claim pertains to disability, written notice of such extension shall be furnished to the Claimant prior to the termination of the initial forty-five (45) day period. In no event shall the extension exceed a period of thirty (30) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the determination on review.

                           (ii.) The decision on review shall be in writing and shall include specific reasons for the decision written in an understandable manner with specific references to the pertinent Agreement provisions upon which the decision is based.

                           (iii.) The review will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim without regard to whether such information was submitted or considered in the initial benefit determination. Additional considerations shall be required in the case of a claim for disability benefits. For example, the claim will be reviewed without deference to the initial adverse benefits determination and, if the initial adverse benefit determination was based in whole or in part on a medical judgment, the Plan Administrator will consult with a health care professional with appropriate training and experience in the field of medicine involving the medical judgment. The health care professional who is consulted on appeal will not be the same individual who was consulted during the initial determination or the subordinate of such individual. If the Plan Administrator obtained the advice of medical or vocational experts in making the initial adverse benefits determination (regardless of whether the advice was relied upon), the Plan Administrator will identify such experts.

                           (iv.) The decision on review will include a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records or other information relevant to the Claimant's claim for benefits.

                        f. Exhaustion of Remedies:
                           ----------------------

                           A Claimant must follow the claims review procedures under this Agreement and exhaust his or her administrative remedies before taking any further action with respect to a claim for benefits.

                C.      Arbitration:
                        -----------

                        If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an Arbitrator for final arbitration. The Arbitrator shall be selected by mutual agreement of the Bank and the claimants. The Arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Arbitrator with respect to any controversy properly submitted to it for determination.

                        Where a dispute arises as to the Bank's discharge of the Executive "For Cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.


         IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof effective as of the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                                        CENTRAL CO-OPERATIVE BANK
                                        Somerville, MA



/s/ Richard E. Stevens                  By: /s/ Edward F. Sweeney, Jr.
-------------------------------             ------------------------------------
Witness                                     (Bank Director other than Executive)
                                            Title

/s/ Paul S. Feeley                          /s/ John D. Doherty
-------------------------------             ------------------------------------
Witness                                     John D. Doherty



                      BENEFICIARY DESIGNATION FORM FOR THE
                     EXECUTIVE SALARY CONTINUATION AGREEMENT

I.       PRIMARY DESIGNATIONS
         --------------------

         A.    Person(s) as a Primary Designation:
               ----------------------------------
               (Please indicate the percentage for each beneficiary.)
         1.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

         2.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------


         3.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

         4.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

II.      ESTATE AND/OR TRUST AS PRIMARY DESIGNATIONS
         -------------------------------------------

         A.   Estate as a Primary Designation:
              -------------------------------
              An Estate can still be listed even if there is no will.

              My Primary Beneficiary is The Estate of                                     as set forth in the Last Will and
                                                        ---------------------------------
                                                               (Insert full name)
              Testament dated the             day of                       , 200    and any codicils thereto.
                                     --------           ---------------         ---

         B.   Trust as a Primary Designation:

              Name of the Trust:
              -------------------------------------------------------------------------------------------------------------------

              Execution Date of the Trust:                            Name of the Trustee:
              -------------------------------------------------------------------------------------------------------------------

              Beneficiary of the Trust:
              (please indicate the percentage for each beneficiary):
              -------------------------------------------------------------------------------------------------------------------

              Name(s):
              -------------------------------------------------------------------------------------------------------------------
              Name(s):
              -------------------------------------------------------------------------------------------------------------------

              Is this an Irrevocable Life Insurance Trust?       Yes       No
                                                           -----     -----
              (If yes and this designation is for a Joint Beneficiary
              Designation Agreement, an Assignment of Rights form must be completed.)



III.      SECONDARY (CONTINGENT) DESIGNATIONS
          -----------------------------------

          A.  Person(s) as a Secondary (Contingent) Designation:
              (Please indicate the percentage for each beneficiary in the event of the Primary's Death.)
         1.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

         2.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------


         3.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

         4.    Name:                                       Relationship:                   SS#:                    %
               -------------------------------------------------------------------------------------------------------------------

               Address:
               -------------------------------------------------------------------------------------------------------------------
                              (Street)                          (City)                  (State)                 (Zip)
               -------------------------------------------------------------------------------------------------------------------

IV.      ESTATE AND/OR TRUST AS SECONDARY (CONTINGENT) DESIGNATIONS
         ----------------------------------------------------------

         A.    Estate as a Secondary (Contingent) Designation:
               ----------------------------------------------

               My Primary Beneficiary is The Estate of                                as set forth in the last will and
                                                       ------------------------------
               Testament dated the             day of                       , 200     and any codicils thereto.
                                     ---------         ---------------------     ----

         B.    Trust as a Secondary (Contingent) Designation:

               Name of the Trust:
               -------------------------------------------------------------------------------------------------------------------

               Execution Date of the Trust:                            Name of the Trustee:
               -------------------------------------------------------------------------------------------------------------------

               Beneficiary of the Trust:
               (please indicate the percentage for each beneficiary):
               -------------------------------------------------------------------------------------------------------------------

               Name(s):
               -------------------------------------------------------------------------------------------------------------------

               Name(s):
               -------------------------------------------------------------------------------------------------------------------

               Is this an Irrevocable Life Insurance Trust?       Yes       No
                                                           -----     -----
              (If yes and this designation is for a Joint Beneficiary
              Designation Agreement, an Assignment of Rights form must be completed.)

V.       SIGN AND DATE
         -------------

         This Beneficiary Designation Form is valid until the Executive notifies the bank in writing.


------------------------------------             ------------------------------
John D. Doherty                                  Date

                                    AMENDMENT
                 TO THE EXECUTIVE SALARY CONTINUATION AGREEMENT
                           EFFECTIVE DECEMBER 20, 2007


         THIS AMENDMENT, made and entered into this 21st day of December, 2007, by and between Central Co-Operative Bank, a bank organized and existing under the laws of the Commonwealth of Massachusetts, (hereinafter referred to as the "Bank"), and John Doherty, an Executive of the Bank, (hereinafter referred to as the "Executive"), shall effectively amend the Executive Salary Continuation Agreement effective December 20, 2007 as follows:

         1.) Paragraph VI, BENEFIT ACCOUNTING/ACCRUED LIABILITY RETIREMENT ACCOUNT, shall be deleted in its entirety and replaced with the following:

                  The Bank shall account for this benefit using the regulatory accounting principles of the Bank's primary federal regulator. The Bank shall establish an Accrued Liability Retirement Account for the Executive on the books of the Bank into which appropriate reserves shall be accrued. The Accrued Liability Retirement Account calculation is provided in Attachment A.

         2.) Paragraph VIII, TERMINATION PRIOR TO NORMAL RETIREMENT AGE, shall be deleted in its entirety and replaced with the following:

                  Subject to Paragraph IX, in the event that the employment of the Executive shall terminate prior to the Normal Retirement Age, by the Executive's voluntary action, or by the Executive's discharge by the Bank without cause, the Bank shall pay to the Executive an amount of money equal to the balance of the Executive's Accrued Liability Retirement Account on the date of Separation from Service. Such balance shall be paid in one (1) lump sum within sixty (60) days following Separation from Service, and the Bank shall have no further obligation to the Executive, under this Agreement.

         3.) Attachment "A" shall be added to the Executive Salary Continuation Agreement as attached hereto.

         This Amendment shall be effective the 20th day of December, 2007. To the extent that any term, provision, or paragraph of said Agreement is not specifically amended herein, or in any other amendment thereto, said term, provision, or paragraph shall remain in full force and effect as set forth in said December 20, 2007 Agreement.

         IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                                        CENTRAL CO-OPERATIVE BANK
                                        Somerville, MA

/s/ Rhoda K. Astone                     By: /s/ Paul S. Feeley
-------------------------------             -------------------------------------------
Witness                                     Title

/s/ Rhoda K. Astone                         /s/ John D. Doherty
-------------------------------             -------------------------------------------
Witness                                     John D. Doherty


                                           PARTICIPATION PLAN SUMMARY

CENTRAL CO-OPERATIVE BANK                                                                                    Attachment A
Doherty, John

December 12, 2007
End of Year Age: 50                                                                     PARTICIPANT
Retirement Age: 65
Age At Death: 85
                     End of     APB 12      Post-Mortality       Benefit       Pre-Tax   Split Dollar               Tax On
  End of              Year     Benefit          Benefit         Liability    Retirement     Death        FICA/     Economic
   Year      Year     Age      Expense          Expense          Balance       Benefit     Benefit     Medicare      Value
==============================================================================================================================
   2007       1        50
   2008       2        51      (36,039)                           36,039                                  523
   2009       3        52      (40,675)                           76,714                                  557
   2010       4        53      (45,758)                          122,472                                  594
   2011       5        54      (51,328)                          173,800                                  633
   2012       6        55      (57,424)                          231,224                                  675
   2013       7        56      (64,092)                          295,316                                  720
   2014       8        57      (71,380)                          366,696                                  767
   2015       9        58      (79,341)                          446,037                                  818
   2016       10       59      (88,031)                          534,068                                  872
   2017       11       60      (97,510)                          631,578                                  930
   2018       12       61     (107,844)                          739,423                                  991
   2019       13       62     (119,105)                          858,528                                 1,057
   2020       14       63     (131,368)                          989,895                                 1,127
   2021       15       64     (144,716)                         1,134,611                                1,201
   2022       16       65     (122,528)                         1,208,307      48,832                     720
   2023       17       66      (73,653)                         1,163,298      118,662
   2024       18       67      (70,636)                         1,111,712      122,222
   2025       19       68      (67,192)                         1,053,016      125,888
   2026       20       69      (63,287)                          986,638       129,665
   2027       21       70      (58,884)                          911,968       133,555
   2028       22       71      (53,944)                          828,350       137,562
   2029       23       72      (48,424)                          735,086       141,689
   2030       24       73      (42,280)                          631,426       145,939
   2031       25       74      (35,462)                          516,571       150,317
   2032       26       75      (27,920)                          389,663       154,827
   2033       27       76      (19,598)                          249,789       159,472
   2034       28       77      (10,437)                           95,970       164,256
   2035       29       78      (1,502)         (71,712)             0          169,184
   2036       30       79                      (174,259)                       174,259
   2037       31       80                      (179,487)                       179,487
   2038       32       81                      (184,872)                       184,872
   2039       33       82                      (190,418)                       190,418
   2040       34       83                      (196,130)                       196,130
   2041       35       84                      (202,014)                       202,014
